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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 8, 2005


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                 000-21531             05-0376157
 (State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)           File Number)        Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

On December 8, 2005, at a regularly scheduled meeting of the Board of Directors of United Natural Foods, Inc. (the "Company"), the Company's officers and directors, Michael S. Funk, Thomas B. Simone, Rick D. Puckett, Richard Antonelli, Gordon D. Barker, Joseph M. Cianciolo, Gail A. Graham, James P. Heffernan, Daniel V. Atwood, Michael Beaudry, Thomas A. Dziki, Gary A. Glenn and Mark E. Shamber, were granted an aggregate of 62,640 restricted shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), and options to purchase an aggregate of 84,168 shares of Common Stock at an exercise price per share of $25.37, which represented the closing selling price per share of Common Stock on the Nasdaq National Market on December 8, 2005. All of the awards were granted pursuant to the stockholder-approved United Natural Foods, Inc. Amended and Restated 1996 Stock Option Plan, as amended, the United Natural Foods, Inc. 2002 Stock Incentive Plan or the United Natural Foods, Inc. 2004 Equity Incentive Plan, copies of which are on file with the Securities and Exchange Commission. The awards were granted in accordance with the forms of agreements under the plans, copies of which are on file with the Securities and Exchange Commission and are incorporated herein by reference.


Item 7.01. Regulation FD Disclosure.

On December 8, 2005, the Company issued a press release announcing a new Chair of its Board of Directors, the promotions of several members of its senior management, and the results of its 2005 Annual Meeting of Stockholders. A copy of this press release is attached as an exhibit to this Form 8-K.


Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

               99.1 Press release, dated December 8, 2005: United Natural Foods, Inc. Names Thomas B. Simone Chair of the Board of Directors and Announces Senior Management Promotions


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED NATURAL FOODS, INC.


                                          By: /s/ Rick D. Puckett
                                              --------------------------------
                                              Rick D. Puckett
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer

                                          Date:  December 12, 2005